OPPENHEIMER GOVERNMENT MONEY MARKET FUND

Supplement dated January 8, 2018 to the

Summary Prospectus and Prospectus dated September 28, 2017

This supplement amends the Summary Prospectus and Prospectus of Oppenheimer Government Money Market Fund (the "Fund"), and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectus and Prospectus and retain it for future reference.

1.	The paragraph titled "Example" under the section "Fees and Expenses of the Fund," is deleted in its entirety and replaced with the following:

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period during which such fee waivers and/or expense reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows, whether or not you redeemed your shares.

2.	In the section titled "The Fund's Past Performance," the paragraph under the bar chart is deleted in its entirety and replaced with the following:

During the period shown, the highest return for a calendar quarter was 1.22% (3rd Qtr 07) and the lowest return for a calendar quarter was 0.00% (4th Qtr 16). For the period from January 1, 2017 to June 30, 2017 the return before sales charges and taxes was 0.07%.

January 8, 2018	PS0200.028